                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                               December 21, 1999



                        ALBANY MOLECULAR RESEARCH, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                  000-25323               14-1742717
(State or other jurisdiction     (Commission File        (I.R.S. Employer
       of incorporation)             Number)             Identification No.)


                     21 Corporate Circle, Albany, NY 12203
             (Address of principal executive offices and zip code)

                                (518) 464-0279
             (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets

     As previously reported, Albany Molecular Research, Inc., a Delaware corporation (the "Registrant"), made an equity investment in Organichem Corporation, a Delaware corporation ("Organichem"), pursuant to a Stock Purchase Agreement dated as of December 21, 1999 (the "Stock Purchase Agreement") and acquired convertible subordinated debentures of Organichem pursuant to a Debenture Purchase Agreement dated as of December 21, 1999 (the "Debenture Purchase Agreement"). Pursuant to the terms of the Stock Purchase Agreement, the Registrant acquired 600 shares of Common Stock of Organichem, representing 37.5% of Organichem's outstanding capital stock, for an aggregate purchase price of $15,000,000. In addition, the Registrant acquired convertible subordinated debentures due December 21, 2005 in the principal amount of $15,000,000. The source of funds for both the equity and subordinated debt investment came from the proceeds of the Registrant's initial public offering on February 4, 1999.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired

     The balance sheets of Organichem Corporation as of December 21, 1999, December 31, 1998 and December 31, 1997, and statements of operations, changes in equity, and cash flows for the period January 1, 1999 to December 21, 1999 and each of the years ended December 31, 1998 and 1997 contained in Exhibit 99.2 attached hereto are incorporated herein by reference.

     (b)  Pro Forma financial information

     The unaudited Pro Forma Condensed Combined Financial Statements for Albany Molecular Research, Inc. contained in Exhibit 99.3 attached hereto are incorporated by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2000                       ALBANY MOLECULAR RESEARCH, INC.


                                                By: /s/ David P. Waldek
                                                    -----------------------
                                                    David P. Waldek
                                                    Chief Financial Officer


                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit
----------          ----------------------

2.1* Stock Purchase Agreement dated as of December 21, 1999 by and among the Registrant, Organichem and certain Stockholders named therein.

2.2* Debenture Purchase Agreement dated as of December 21, 1999 by and between the Registrant and Organichem.

99.1* Press release announcing the investment in Organichem to facilitate financing of a management buyout of the Nycomed Amersham, plc chemical manufacturing facility in Rensselaer, New York.

99.2 The balance sheets of Organichem Corporation as of December 21, 1999, December 31, 1998 and December 31, 1997, and statements of operations, changes in equity, and cash flows for the period January 1, 1999 to December 21, 1999 and each of the years ended December 31, 1998 and 1997.

99.3 The unaudited Pro Forma Condensed Combined Financial Statements for Albany Molecular Research, Inc.

*  Previously filed.